EXHIBIT 12.(b)

STARBOARD INVESTMENT TRUST

CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER CERTIFICATION
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report of the Alpha Risk Hedged Dividend Equity Fund (the "Fund"), a series of the Starboard Investment Trust on Form N-CSR for the period ended May 31, 2017, as filed with the Securities and Exchange Commission (the "Report"), the undersigned, Katherine M. Honey, Principal Executive Officer of the Fund, does hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.

Date: August 22, 2017	By:	/s/ Katherine M. Honey
Katherine M. Honey President and Principal Executive Officer Alpha Risk Hedged Dividend Equity Fund

A signed original of this written statement required by Section 906 has been provided to the Starboard Investment Trust and will be retained by the Starboard Investment Trust and furnished to the Securities and Exchange Commission or its staff upon request.  This certification is being furnished to the Commission pursuant to 18 U.S.C. ss. 1350 and is not being filed as part of the Form N-CSR with the Commission.

EXHIBIT 12.(b)

STARBOARD INVESTMENT TRUST

CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER CERTIFICATION
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report of the Alpha Risk Hedged Dividend Equity Fund (the "Fund"), a series of the Starboard Investment Trust on Form N-CSR for the period ended May 31, 2017, as filed with the Securities and Exchange Commission (the "Report"), the undersigned, Ashley E. Harris, Principal Financial Officer of the Fund, does hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.

Date: August 22, 2017	By:	/s/ Ashley E. Harris
Ashley E. Harris Treasurer and Principal Financial Officer Alpha Risk Hedged Dividend Equity Fund

A signed original of this written statement required by Section 906 has been provided to the Starboard Investment Trust and will be retained by the Starboard Investment Trust and furnished to the Securities and Exchange Commission or its staff upon request.  This certification is being furnished to the Commission pursuant to 18 U.S.C. ss. 1350 and is not being filed as part of the Form N-CSR with the Commission.